POWER OF ATTORNEY
       Know all by these presents, that the undersigned hereby constitutes and appoints Joseph J. Ueberroth,
Blake T. Barnett and Laura Tuthill, Chief Executive Officer, Chief Financial Officer and Chief Accounting
Officer, respectively, of Ambassadors International, Inc. (the "Company"), with full power of substitution, as the undersigned's true and lawful attorney-in-fact to:
1.        prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S.
Securities and Exchange Commission (the SEC) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange
Act of 1934, as amended (the Act) or any rule or regulation of the SEC;
2.        execute for an on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of the Company, Forms 3, 4 and 5 in accordance with Section 16(a) of the Act and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition or disposition of securities of the Company;
3.        do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to (i) complete and execute any such Form 3, 4, 5 or other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition or disposition of securities of the Company, (ii) complete and execute any amendment or amendments thereto, and (iii)
timely file such forms or reports with the SEC and any stock exchange or similar authority; and
4.        take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to,in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts discretion.
       The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Act and the rules thereunder.
       This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.
       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as April
8, 2008.

                                                                /s/ Arthur A. Rodney
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                                                                        Signature
                                                                     ARTHUR A. RODNEY
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